Investor Presentation First Quarter 2026 May 14, 2026 NASDAQ / LSE: FRMI Exhibit 99.2

2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our development plans, construction timelines, permitting and regulatory approvals, tenant agreements, financing activities, generation capacity, future expansion of Project Matador, and anticipated operational milestones. These statements are based on current expectations and assumptions and are subject to known and unknown risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: our ability to obtain and maintain required permits and regulatory approvals, including from the NRC and TCEQ; our ability to secure binding tenant agreements and creditworthy counterparties; the availability of project financing and capital on acceptable terms; risks associated with large-scale construction and infrastructure development; interconnection availability and grid constraints; supply chain and equipment procurement risks; commodity availability and pricing, including natural gas and water; risks associated with nuclear development and licensing; counterparty performance; and broader economic, regulatory, and market conditions. Statements regarding potential generation capacity in excess of currently permitted levels, including any reference to expansion beyond approximately 6 GW or up to 11 GW or 17 GW, are subject to the successful receipt of additional permits and approvals, financing, interconnection capacity, land acquisition, and other factors, and there can be no assurance that such capacity will be developed or achieved. Statements regarding total site acreage, including any reference to expansion beyond currently controlled or leased land, are subject to the closing of pending acquisitions, land availability, and other factors, and there can be no assurance that such acreage will be realized. These forward-looking statements represent management’s expectations as of the date of this release. Except as required by law, the Company undertakes no obligation to update or revise these statements. Additional information regarding these and other risks is included in the Company’s Form 10-K and other filings with the Securities and Exchange Commission.

3 Fermi America: World's Largest & Cleanest Advanced Energy & AI Campus Scale Largest advanced energy and data campus Permitted Work well underway and progressing at an unprecedented scale Power Strategy built for resilience and designed to scale Premier Most competitively positioned private power campus

4 Utility-Grade Private Grid with Best-in-Class Power Generation Assets Permitting 6 GW | 5 GW Federal Air Permit Secured | Filed 1st Nuclear COL Filed and accepted in 15 years Water #2 Largest U.S. Aquifer 11 MGD With 2.5 MGD already at site Power 1.5 GW | 2 GW 2027 | 2028 Up to 17 GW Gas Power Generation at Scale Land >7,500 Acres Secured / Under Contract >15 MM Sq. Ft. of Data Center Space Natural Gas 5 Major Pipelines within 20 Miles >340 MMBtu/d Secured 4 Turbine Platforms with two different OEMs

Decades of experience in energy development, power generation, project management and project finance 5 Marius Haas Chairman of the Board • Founding Partner of BayPine, which was formed in May 2020 • Extensive technology experience at Dell Technologies, Hewlett-Packard, Compaq, and Intel Corporation Fermi 2.0: Experienced and Respected Leadership Team Anna Bofa Co-President & Office of the CEO • Former Fermi Board Observer • Extensive technology experience at Google, Dropbox, Pinterest, and Meta Jacobo Ortiz Co-President & Office of the CEO • Previously served as Fermi Chief Operating Officer • Founder and President of Las Brisas Property Management with prior marketing experience at S.C. Johnson and Son Rob Masson Chief Financial Officer • Board member and former CFO at several public and private companies • Experience includes roles at Noble Supply & Logistics, Latham Group, Hypertherm, Flowserve, and Raytheon Technologies

6 Fermi 2.0 Leadership Priorities Enhanced Governance Strengthened Board from 5 to 7 members Active search to hire next CEO Establish new HQ in Dallas, Texas Tenant Momentum Renewed urgency in commercial conversations Active engagement with potential tenants Expect to sign first binding tenant agreement soon Operational Execution Advancing site development plan Delivering power equipment on schedule Launching vertical construction, sequenced with tenant signings Liquidity and Compliance Secure adequate capital to fund liquidity needs Secure DOE Energy Dominance Financing approval Ensure REIT structure compliance Acting with urgency to achieve Fermi’s full potential and generate durable, long-term value

Draft – Pending Finalization Note: Stats shown are as of 03/31/2026 4.6 Miles of natural gas lines installed 11.3 Miles of fencing installed 7.2 Miles of water lines installed ~11.4 Million Sq. Feet (261 Acres) prepared 7 Project Matador's Unmatched 180-Day Progress

A Diversified Generation Portfolio Designed to Deliver

Early Power, Sustained Hyperscale Loads, and Optimized Long-Term Economics






Asset	GE Vernova FR6B	Siemens SGT-800	GE TM2500	SGT6-5000F
Status	• Currently in Houston refurbishment shop • Foundations poured at site • Refurbishment completion expected in June 2026	• All turbines in Port of Houston and cleared by customs • Awaiting transport to site • Foundations are prepped to be poured	• Currently in Houston • Site work already occurring (leveling, compacting), have secured step-up and step-down transformers	• GT #1 and #2 are complete and in storage in a North Sea Port • GT #3 is in final assembly in Germany • Estimated delivery Q3 2026
Number of Units	3	6	7 (1)	3
Est. Go-Live Date	Q4 2026	Q2 2027	Q3 2027	Q4 2027
Total Capacity *Simple | Combined Cycle*	114 MW | N/A	294 MW | 394MW	124 MW | N/A	726 MW | 1,047 MW
Structure	Purchase	Purchase	20-Year Lease	Purchase

FERMI AMERICA

Note: page excludes power received from Xcel Energy

1. Note: under the lease agreement, the TM2500s are held by the lessor until the Company is ready to go-live

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9 Fermi Expected Near-Term Power Ramp 2026 • 86 MW Xcel tie-in (Q4) • 114 MW GE Vernova FR6B turbines (Q4) 2027 • 294 MW Siemens SGT-800 turbines (Q2) • 124 MW GE TM2500 turbines (Q3) • 114 MW additional Xcel tie-in (Q3) • 726 MW Siemens F-Class turbines (Q4) Capability to ramp up to 1.5 GW of cumulative power by end of 2027 with binding tenant agreements — — 200 200 494 732 1,458 Q2'26 Q3'26 Q4'26 Q1'27 Q2'27 Q3'27 Q4'27 C u m u la ti ve M W ( D e ra te d ) Xcel GE6B F-Class SGT-800 TM2500

10 Q1 2026 Financial Highlights $421MM Debt, Net Repaid Macquarie Term Loan $1.43B Total PP&E, Net Invested $441MM of Cash into PP&E $243MM Cash and Restricted Cash $208MM of Available Cash and Cash Equivalents Balance Sheet $7MM Cash Used in Operations $29MM Excluding Working Capital Changes $166MM Total G&A Expense Included $134MM of Non-Cash Share-based Compensation $0.30 Net Loss per Share Net Loss of $189MM Income and Cash Flow

11 Access to Liquidity: Nearly $1B of Commitments Secured1 MUFG $500MM • Funding for 3 Siemens F-class gas turbine units • A portion of proceeds were used to pay-off the Macquarie Term Loan • ~$397MM drawn as of March 31, 2026 E Q U IP M E N T Keystone $120MM • Funding for non-spinning electrical components • ~$40MM drawn as of March 31, 2026 Beal Bank $165MM • Funding for 6 Siemens Energy SGT-800 gas turbines • ~$3MM drawn as of March 31, 2026 G E N E R A L Yorkville $156MM • Promissory note to fund general corporate expenditures • ~$0 drawn as of March 31, 2026 1) As of March 31, 2026

Experienced and Respected Leadership Team Executive team includes a blend of respected industry veterans with both technical and public company leadership expertise World’s Largest Advanced Energy and AI Campus One of the largest and most valuable infrastructure assets providing essential power to support AI-driven demand Attractive Return Profile Significant ability to scale and serve the world’s most valuable companies Key Investment Highlights 12 Securing and Advancing Attractive Partnerships Working with market-leading EPC partners and conducting ongoing discussions with multiple market-leading potential tenants Best-in-Class Execution Secured permits, power generators, and equipment financing at unmatched speed and scale Large, Attractive and Exclusive >7,500 Acre Site Abundant and redundant access to natural gas, water and fiber (potential to harness nuclear) to deliver up to 17GW of power

Appendix

Advanced Energy and Artificial Intelligence Campus ~7,570 Acres - The Largest Site of its Kind in the World

15 Unmatched Positioning with Surrounding Water and Redundant Natural Gas Access 1

16 Natural Gas Infrastructure Gas Pipelines Gas Pipeline Arrival Gas Pipeline Installation Project Matador sits on the intersection of two major pipelines with significant natural gas infrastructure. No single point of failure. No fuel uncertainty. Firm delivery of clean natural gas at gigawatt scale.

Unmatched Access to Extensive, Redundant Fiber Networks

Location	Latency Estimate (RTD)
Dallas, TX	~7.14ms
Albuquerque, NM	~5.60ms
Oklahoma City, OK	~5.02ms
Phoenix, AZ	~15.84ms
Las Vegas, NV	~18.54ms
Chicago, IL	~20.28ms
Denver, CO	~8.30ms
Reno, NV	~23.18ms



Reno, NV
~23.18ms
Las Vegas, NV
~18.54ms
Denver, CO
~8.3ms
Chicago, IL
~20.28ms
Albuquerque, NM
~5.60ms
Phoenix, AZ
~15.84ms
Oklahoma City, OK
~5.02ms
~7.14ms
Site Location
Amarillo, TX
Dallas, TX

FERMI AMERICA

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Glossary

Term	Definition
B	Billion
COL	Combined License
DOE	Department of Energy
G&A	General and Administrative
GW	Gigawatt
MGD	Million Gallons per Day
MM	Million
MMBtu/d	Million British Thermal Units per Day
ms	Milliseconds
MW	Megawatt
N/A	Not Applicable
RTD	Round-Trip Delay
Sq Ft	Square Feet

FERMI AMERICA

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Investor Relations Rodrigo Acuna IR@fermiamerica.com 620 S. Taylor, Suite 301 Amarillo, Texas 79101 www.fermiamerica.com